UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

BrandywineGLOBAL —

INTERNATIONAL OPPORTUNITIES BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize total return consisting of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — International Opportunities Bond Fund for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	BrandywineGLOBAL — International Opportunities Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. The Fund will invest in the sovereign debt and currencies of countries in the FTSE World Government Bond Ex-U.S. Index (Unhedged)i. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Indexii will be considered a developed country. The Fund will invest in both investment grade and below investment grade fixed income securities and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). The Fund may invest up to 25% of its net assets in convertible debt securities.

The Fund invests in currency forwards in order to hedge its currency exposure in bond positions or to gain currency exposure. In addition, the Fund may engage in a variety of transactions using derivatives such as bond futures, interest rate futures, swaps and credit default swaps. The Fund may use derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective durationiii of its portfolio, to manage certain investment risks and/ or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although we have the flexibility to use these instruments for hedging purposes, we may choose not to for a variety of reasons, even under very volatile market conditions.

The Fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries. Although the Fund invests primarily in issuers in developed market countries as defined above, the Fund may also invest in issuers in emerging market countries, and some of the countries that the Fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.

The Fund may hold debt securities of any credit quality, whether rated or unrated. As a general guideline, we intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deemed to be of comparable quality. The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from one to ten years, but for individual markets may be greater or lesser depending on our view of the prospects for lower interest rates and the potential for capital gains. The Fund employs a top-down, value-oriented, and macro driven investment approach and incorporates analysis of material environmental, social and governance (ESG) issues that may impact an investment’s risk profile and performance.

We follow a value approach to investing and, therefore, seek to identify relative value in the international bond markets. We define as undervalued, those markets where we believe

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	1

Fund overview (cont’d)

real interest rates are high and the currency is undervalued with the potential to appreciate. We will focus investments in those undervalued markets where we believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. We believe that such economic conditions provide the best potential to achieve capital appreciation.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market experienced periods of volatility but generated strong results during the twelve-month reporting period ended December 31, 2019. Global yields generally declined over the period, which was supportive for fixed income assets.

Looking back, the U.S. Federal Reserve Board (the “Fed”)iv raised interest rates four times in 2018, with its December 2018 increase bringing the federal funds target rate to a range between 2.00% and 2.25%. In early 2019, the Fed had a “dovish pivot” and reassessed the need for additional increases in 2019 given moderating global growth and the ongoing trade dispute between the U.S. and China. Then, as expected, the Fed lowered rates at its meetings in July, September and October 2019. The last rate cut pushed the federal funds target rate to a range between 1.50% and 1.75%. Elsewhere, central banks outside the U.S. generally pursued accommodative monetary policies. In September 2019, the European Central Bank (“ECB”)v cut its key interest rate and launched a new package of bond purchases that laid the groundwork for continued ultra-loose monetary policy. While the Bank of Englandvi kept rates on hold, it remained flexible given the uncertainties surrounding Brexit. Elsewhere, both the Bank of Japanvii and the People’s Bank of Chinaviii kept rates steady during the reporting period.

All told, the Bloomberg Barclays Global Aggregate Indexix returned 6.84% during the twelve months ended December 31, 2019. Investors who took on additional risk also experienced positive results over the reporting period. Global high-yield corporate bonds, as measured by the Bloomberg Barclays Global High Yield Index (USD Hedged)x returned 13.34%. Meanwhile, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi gained 14.42%. Within the currency markets, the U.S. dollar generally appreciated against most other currencies.

Q. How did we respond to these changing market conditions?

A. In light of signs of stabilization in the global macro backdrop, we made several adjustments to the Fund’s portfolio, particularly on the currency side. We initiated exposures to the Chilean peso, Czech koruna, Russian ruble and South Korean won, while increasing the Fund’s exposures to the Australian dollar, British pound sterling and U.S. dollar. Meanwhile, we decreased the Fund’s exposures to the Canadian dollar, Japanese yen, Malaysian ringgit, Mexican peso, Polish zloty, South African rand and Swedish krona. Finally, we eliminated the Fund’s exposure to the Peruvian sol. We continue to have no exposure to negative yielding assets, or negative real-yielding government bond markets

2	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

like Germany, France and Japan. We believe there is limited return potential in these securities and potentially significant downside.

During the reporting period, we used currency forwards to manage the Fund’s currency exposures. These instruments detracted from results.

Performance review

For the twelve months ended December 31, 2019, Class IS shares of BrandywineGLOBAL — International Opportunities Bond Fund returned 6.87%. The Fund’s unmanaged benchmark, the FTSE World Government Bond Ex-U.S. Index (Unhedged), returned 5.32% for the same period. The Lipper International Income Funds Category Averagexii returned 6.21% over the same time frame.

Performance Snapshot as of December 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — International Opportunities Bond Fund:
Class A	2.02%	6.53%
Class C	1.63%	5.74%
Class FI	2.02%	6.57%
Class R	1.88%	6.24%
Class I	2.16%	6.80%
Class IS	2.18%	6.87%
FTSE World Government Bond Ex-U.S. Index (Unhedged)	-0.18%	5.32%
Lipper International Income Funds Category Average	0.61%	6.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2019 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 2.32%, 1.69%, 2.42%, 2.16%, 2.67% and 2.77%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C, Class FI, Class R, Class I and Class IS shares would have been 1.59%, 2.24%, 1.50%, 2.51% and 2.61%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.23%, 2.04%, 1.31%, 1.69%, 0.95% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class A shares, 1.75% for Class C shares, 1.00% for Class FI shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its exposure to local currency emerging market debt. In particular, allocations to markets such as Mexico, Brazil and Indonesia were the most additive for results. Each of these markets have high nominal and inflation-adjusted yields which attracted capital. Also, all three countries’ central banks are lowering interest rates.

Another positive for the Fund’s performance was its underweight to the euro. Slow European growth and a renewed dovish stance from ECB negatively impacted the euro.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its significant underweight to Continental European sovereign durationxiii. In particular, having no exposure to Italian, French, Spanish and German government bonds were headwinds for results. Slow European growth and a renewed dovish stance from ECB supported bonds in Europe.

4	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

An overweight to the Swedish krona detracted from results. The currency was negatively impacted by modest growth in Europe and a central bank that chose to keep short-term interest rates in negative territory for much of the reporting period. Finally, an overweight to the Chilean peso was not rewarded. The currency weakened due to ongoing civil protests and the expected pressure government concessions could have on the country’s fiscal position.

Thank you for your investment in BrandywineGLOBAL — International Opportunities Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment

Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment

Management, LLC

John (“Jack”) P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment

Management, LLC

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment

Management, LLC

January 21, 2020

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	5

Fund overview (cont’d)

RISKS: Foreign securities are subject to special risks such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers. Fixed income securities involve interest rate, credit, inflation and reinvestment risks. To the extent that the Fund invests in asset- and mortgage-backed securities, its exposure to prepayment and extension risks may be greater than an investment in other fixed income securities. The Fund’s share price may decline as interest rates rise. Below investment grade debt securities (commonly known as “high yield debt” or “junk” bonds) involve greater volatility than higher-rated securities. The Fund may engage in derivative transactions, which involve special risks and costs, may increase losses and may have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

[i]

The FTSE World Government Bond Ex-U.S. Index (Unhedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million.

ii	The FTSE World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of bonds issue by governments in the U.S., Europe and Asia.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

[i]v

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

[x]

The Bloomberg Barclays Global High Yield Index (USD Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 111 funds for the six-month period and among the 110 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

xiii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.02%	$1,000.00	$1,020.20	1.00%	$5.09	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class C	1.63	1,000.00	1,016.30	1.75	8.89	Class C	5.00	1,000.00	1,016.38	1.75	8.89
Class FI	2.02	1,000.00	1,020.20	1.00	5.09	Class FI	5.00	1,000.00	1,020.16	1.00	5.09
Class R	1.88	1,000.00	1,018.80	1.25	6.36	Class R	5.00	1,000.00	1,018.90	1.25	6.36
Class I	2.16	1,000.00	1,021.60	0.75	3.82	Class I	5.00	1,000.00	1,021.42	0.75	3.82
Class IS	2.18	1,000.00	1,021.80	0.65	3.31	Class IS	5.00	1,000.00	1,021.93	0.65	3.31

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/19	6.53%	5.74%	6.57%	6.24%	6.80%	6.87%
Five Years Ended 12/31/19	1.02	0.26	1.03	0.75	1.28	1.37
Ten Years Ended 12/31/19	N/A	N/A	N/A	N/A	N/A	3.33
Inception* through 12/31/19	2.29	1.00	2.33	2.02	2.55	—

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/19	2.03%	4.74%	6.57%	6.24%	6.80%	6.87%
Five Years Ended 12/31/19	0.14	0.26	1.03	0.75	1.28	1.37
Ten Years Ended 12/31/19	N/A	N/A	N/A	N/A	N/A	3.33
Inception* through 12/31/19	1.75	1.00	2.33	2.02	2.55	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/31/11 through 12/31/19)	20.34%
Class C (Inception date of 8/1/12 through 12/31/19)	7.63
Class FI (Inception date of 10/31/11 through 12/31/19)	20.67
Class R (Inception date of 10/31/11 through 12/31/19)	17.79
Class I (Inception date of 10/31/11 through 12/31/19)	22.85
Class IS (12/31/09 through 12/31/19)	38.74

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, FI, R and I shares is October 31, 2011. Inception dates for Class C and IS shares are August 1, 2012 and December 28, 2009, respectively.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — International Opportunities Bond Fund vs. FTSE World Government Bond Ex-U.S. Index (Unhedged)† — December 2009 — December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — International Opportunities Bond Fund on December 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE World Government Bond Ex-U.S. Index (Unhedged). The FTSE World Government Bond Ex-U.S. Index (Unhedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

Schedule of investments

December 31, 2019

BrandywineGLOBAL — International Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 55.2%
Australia — 5.7%
Australia Government Bond, Senior Notes	5.750%	7/15/22	2,350,000	AUD	$1,848,572	(a)
New South Wales Treasury Corp.	4.000%	4/8/21	795,000	AUD	578,765	(a)
Queensland Treasury Corp.	5.500%	6/21/21	2,405,000	AUD	1,797,290	(a)
Western Australian Treasury Corp., Senior Notes	7.000%	7/15/21	1,795,000	AUD	1,373,133
Total Australia					5,597,760
Brazil — 4.8%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	8,500,000	BRL	2,221,092
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	9,310,000	BRL	2,573,335
Total Brazil					4,794,427
Colombia — 4.5%
Colombian TES, Bonds	6.000%	4/28/28	14,860,000,000	COP	4,504,798
Indonesia — 3.1%
Indonesia Treasury Bond, Senior Notes	9.000%	3/15/29	12,800,000,000	IDR	1,030,602
Indonesia Treasury Bond, Senior Notes	8.750%	2/15/44	26,300,000,000	IDR	2,094,077
Total Indonesia					3,124,679
Malaysia — 5.1%
Malaysia Government Bond, Senior Notes	4.048%	9/30/21	3,940,000	MYR	980,046
Malaysia Government Bond, Senior Notes	3.882%	3/10/22	3,245,000	MYR	808,146
Malaysia Government Bond, Senior Notes	3.480%	3/15/23	7,480,000	MYR	1,849,686
Malaysia Government Bond, Senior Notes	3.955%	9/15/25	1,555,000	MYR	393,872
Malaysia Government Bond, Senior Notes	3.899%	11/16/27	3,890,000	MYR	986,280
Total Malaysia					5,018,030
Mexico — 12.6%
Mexican Bonos, Bonds	8.000%	11/7/47	23,900,000	MXN	1,385,881
Mexican Bonos, Senior Notes	8.500%	5/31/29	47,300,000	MXN	2,786,391
Mexican Bonos, Senior Notes	7.750%	11/23/34	15,700,000	MXN	889,903
Mexican Bonos, Senior Notes	8.500%	11/18/38	54,100,000	MXN	3,264,799
Mexican Bonos, Senior Notes	7.750%	11/13/42	73,700,000	MXN	4,137,607
Total Mexico					12,464,581
Poland — 5.6%
Republic of Poland Government Bond	1.500%	4/25/20	7,390,000	PLN	1,951,514
Republic of Poland Government Bond	5.250%	10/25/20	6,120,000	PLN	1,668,473
Republic of Poland Government Bond	2.000%	4/25/21	7,165,000	PLN	1,903,931
Total Poland					5,523,918

See Notes to Financial Statements.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

BrandywineGLOBAL — International Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 4.2%
Republic of South Africa Government Bond, Senior Notes	6.500%	2/28/41	34,610,000	ZAR	$1,722,290
Republic of South Africa Government Bond, Senior Notes	8.750%	2/28/48	38,160,000	ZAR	2,406,597
Total South Africa					4,128,887
Supranational — 1.5%
Asian Development Bank, Senior Notes	1.625%	8/26/20	1,465,000		1,463,864
United Kingdom — 8.1%
United Kingdom Gilt, Bonds	2.000%	7/22/20	5,995,000	GBP	8,001,805	(a)
Total Sovereign Bonds (Cost — $56,661,158)					54,622,749
U.S. Government & Agency Obligations — 22.2%
U.S. Government Obligations — 22.2%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.139%)	1.665%	4/30/21	9,660,000		9,655,981	(b)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.220%)	1.746%	7/31/21	8,470,000		8,474,959	(b)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.300%)	1.826%	10/31/21	3,860,000		3,867,189	(b)
Total U.S. Government & Agency Obligations (Cost — $21,983,381)					21,998,129
Corporate Bonds & Notes — 19.2%
Consumer Discretionary — 1.4%
Automobiles — 1.4%
BMW US Capital LLC, Senior Notes (3 mo. USD LIBOR + 0.380%)	2.423%	4/6/20	1,325,000		1,325,939	(b)(c)
Energy — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
Petroleos Mexicanos, Senior Notes	6.750%	9/21/47	270,000		271,435
Petroleos Mexicanos, Senior Notes	7.690%	1/23/50	1,505,000		1,647,637	(c)
Total Energy					1,919,072
Financials — 14.0%
Banks — 4.1%
Canadian Imperial Bank of Commerce, Senior Notes (SOFR + 0.800%)	2.341%	3/17/23	1,515,000		1,520,649	(b)
Citibank NA, Senior Notes (3 mo. USD LIBOR + 0.350%)	2.251%	2/12/21	1,590,000		1,593,377	(b)
National Australia Bank Ltd., Senior Notes (3 mo. USD LIBOR + 0.510%)	2.409%	5/22/20	955,000		956,751	(b)(c)
Total Banks					4,070,777

See Notes to Financial Statements.

14	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

BrandywineGLOBAL — International Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 5.0%
Daimler Finance North America LLC, Senior Notes (3 mo. USD LIBOR + 0.450%)	2.349%	2/22/21	1,810,000	$1,811,130	(b)(c)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.750%)	2.660%	2/23/23	3,170,000	3,189,726	(b)
Total Capital Markets				5,000,856
Consumer Finance — 1.0%
American Express Co., Senior Notes (3 mo. USD LIBOR + 0.600%)	2.491%	11/5/21	950,000	954,364	(b)
Insurance — 3.9%
Metropolitan Life Global Funding I, Senior Secured Notes (3 mo. USD LIBOR + 0.230%)	2.257%	1/8/21	2,720,000	2,721,487	(b)(c)
New York Life Global Funding, Secured Notes (3 mo. USD LIBOR + 0.160%)	2.069%	10/1/20	1,100,000	1,101,104	(b)(c)
Total Insurance				3,822,591
Total Financials				13,848,588
Industrials — 1.9%
Machinery — 1.9%
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.230%)	2.124%	3/15/21	1,845,000	1,845,979	(b)
Total Corporate Bonds & Notes (Cost — $18,805,300)				18,939,578
Total Investments before Short-Term Investments (Cost — $97,449,839)				95,560,456

			Shares
Short-Term Investments — 4.2%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $4,195,018)	1.469%		4,195,018	4,195,018
Total Investments — 100.8% (Cost — $101,644,857)				99,755,474
Liabilities in Excess of Other Assets — (0.8)%				(836,012)
Total Net Assets — 100.0%				$98,919,462

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Financial Statements.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

BrandywineGLOBAL — International Opportunities Bond Fund

Abbreviations used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

COP	— Colombian Peso

GBP	— British Pound

IDR	— Indonesian Rupiah

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

PLN	— Polish Zloty

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CZK	42,800,000	USD	1,871,811	Citibank N.A.	1/10/20	$16,178
CLP	960,000,000	USD	1,323,974	HSBC Securities Inc.	1/14/20	(47,016)
USD	1,705,951	PLN	6,550,000	Barclays Bank PLC	1/16/20	(20,580)
PLN	1,160,000	USD	294,349	Citibank N.A.	1/16/20	11,418
PLN	5,390,000	USD	1,398,315	Citibank N.A.	1/16/20	22,449
NOK	12,600,000	USD	1,407,664	HSBC Securities Inc.	1/17/20	27,646
SEK	19,600,000	USD	2,045,374	HSBC Securities Inc.	1/17/20	48,988
GBP	5,560,000	USD	6,984,972	Citibank N.A.	1/24/20	384,888
USD	115,910	GBP	90,000	HSBC Securities Inc.	1/24/20	(3,386)
USD	284,894	GBP	220,000	HSBC Securities Inc.	1/24/20	(6,719)
USD	1,205,316	GBP	920,000	Morgan Stanley & Co. Inc.	1/24/20	(14,158)
IDR	23,360,000,000	USD	1,635,282	JPMorgan Chase & Co.	1/29/20	43,005
CLP	930,000,000	USD	1,284,832	HSBC Securities Inc.	1/31/20	(47,546)
AUD	4,220,000	USD	2,904,584	Morgan Stanley & Co. Inc.	1/31/20	59,122
RUB	79,000,000	USD	1,228,711	Citibank N.A.	2/6/20	38,298
USD	2,882,109	ZAR	43,570,000	HSBC Securities Inc.	2/13/20	(210,662)
CLP	990,000,000	USD	1,338,598	HSBC Securities Inc.	2/14/20	(21,326)
MXN	4,700,000	USD	241,227	Citibank N.A.	2/18/20	5,531
MXN	5,400,000	USD	273,224	Citibank N.A.	2/18/20	10,286
USD	2,156,447	MXN	42,300,000	Citibank N.A.	2/18/20	(64,379)
NOK	2,800,000	USD	306,280	HSBC Securities Inc.	2/19/20	12,710
SEK	27,900,000	USD	2,858,782	HSBC Securities Inc.	2/21/20	127,422
AUD	2,870,000	USD	1,964,601	Morgan Stanley & Co. Inc.	2/28/20	52,358
NOK	39,600,000	USD	4,311,168	Goldman Sachs Group Inc.	3/6/20	200,402
USD	965,225	ZAR	14,300,000	Barclays Bank PLC	3/10/20	(46,406)

See Notes to Financial Statements.

16	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

BrandywineGLOBAL — International Opportunities Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,760,000	USD	2,321,968	Barclays Bank PLC	3/12/20	$13,949
GBP	2,520,000	USD	3,335,447	Barclays Bank PLC	3/12/20	9,162
CLP	1,287,000,000	USD	1,656,797	HSBC Securities Inc.	3/13/20	56,177
KRW	2,260,000,000	USD	1,944,203	Citibank N.A.	3/19/20	13,885
KRW	4,370,000,000	USD	3,755,586	Citibank N.A.	3/19/20	30,628
CLP	700,000,000	USD	928,875	HSBC Securities Inc.	4/3/20	3,079
Total						$705,403

Abbreviations used in this table:

AUD	— Australian Dollar

CLP	— Chilean Peso

CZK	— Czech Koruna

GBP	— British Pound

IDR	— Indonesian Rupiah

KRW	— South Korean Won

MXN	— Mexican Peso

NOK	— Norwegian Krone

PLN	— Polish Zloty

RUB	— Russian Ruble

SEK	— Swedish Krona

USD	— United States Dollar

ZAR	— South African Rand

Summary of Investments by Country* (unaudited)
United States	33.5%
Mexico	14.4
United Kingdom	8.0
Australia	6.6
Poland	5.5
Malaysia	5.0
Brazil	4.8
Colombia	4.5
South Africa	4.2
Germany	3.2
Indonesia	3.1
Canada	1.5
Supranational	1.5
Short-Term Investments	4.2
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2019 and are subject to change.

See Notes to Financial Statements.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	17

Statement of assets and liabilities

December 31, 2019

Assets:
Investments, at value (Cost — $101,644,857)	$99,755,474
Foreign currency, at value (Cost — $4)	4
Interest receivable	1,201,448
Unrealized appreciation on forward foreign currency contracts	1,187,581
Deposits with brokers for OTC derivatives	150,000
Receivable for Fund shares sold	54,203
Deposits with brokers for centrally cleared swap contracts	1,010
Prepaid expenses	41,384
Total Assets	102,391,104

Liabilities:
Payable for securities purchased	2,684,776
Unrealized depreciation on forward foreign currency contracts	482,178
Payable for Fund shares repurchased	192,761
Investment management fee payable	28,426
Service and/or distribution fees payable	6,505
Trustees’ fees payable	1,955
Accrued expenses	75,041
Total Liabilities	3,471,642
Total Net Assets	$98,919,462

Net Assets:
Par value (Note 7)	$85
Paid-in capital in excess of par value	106,952,197
Total distributable earnings (loss)	(8,032,820)
Total Net Assets	$98,919,462

See Notes to Financial Statements.

18	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

Net Assets:
Class A	$5,723,803
Class C	$78,035
Class FI	$25,073,981
Class R	$11,822
Class I	$30,696,307
Class IS	$37,335,514

Shares Outstanding:
Class A	495,378
Class C	6,949
Class FI	2,168,811
Class R	1,033
Class I	2,635,269
Class IS	3,198,327

Net Asset Value:
Class A (and redemption price)	$11.55
Class C*	$11.23
Class FI (and redemption price)	$11.56
Class R (and redemption price)	$11.44
Class I (and redemption price)	$11.65
Class IS (and redemption price)	$11.67
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.06

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	19

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest	$3,826,648
Less: Foreign taxes withheld	(73,081)
Total Investment Income	3,753,567

Expenses:
Investment management fee (Note 2)	471,749
Registration fees	95,328
Transfer agent fees (Note 5)	85,642
Service and/or distribution fees (Notes 2 and 5)	75,776
Fund accounting fees	67,948
Audit and tax fees	55,412
Legal fees	28,044
Custody fees	27,026
Trustees’ fees	14,887
Shareholder reports	8,817
Fees recaptured by investment manager (Note 2)	6,902
Commitment fees (Note 8)	3,625
Insurance	2,396
Interest expense	2
Miscellaneous expenses	8,796
Total Expenses	952,350
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(205,426)
Net Expenses	746,924
Net Investment Income	3,006,643

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(2,266,086)	†
Forward foreign currency contracts	(2,436,310)
Foreign currency transactions	(26,299)
Net Realized Loss	(4,728,695)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,010,841	‡
Forward foreign currency contracts	849,031
Foreign currencies	35,229
Change in Net Unrealized Appreciation (Depreciation)	7,895,101
Net Gain on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	3,166,406
Increase in Net Assets From Operations	$6,173,049

†	Net of foreign capital gains tax of $15.

‡	Net of change in accrued foreign capital gains tax of $(1,632).

See Notes to Financial Statements.

20	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$3,006,643	$3,383,044
Net realized loss	(4,728,695)	(3,879,912)
Change in net unrealized appreciation (depreciation)	7,895,101	(5,812,677)
Increase (Decrease) in Net Assets From Operations	6,173,049	(6,309,545)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(500,002)	(3,267,681)
Decrease in Net Assets From Distributions to Shareholders	(500,002)	(3,267,681)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	32,191,913	49,932,456
Reinvestment of distributions	471,291	3,086,657
Cost of shares repurchased	(33,930,901)	(62,803,655)
Decrease in Net Assets From Fund Share Transactions	(1,267,697)	(9,784,542)
Increase (Decrease) in Net Assets	4,405,350	(19,361,768)

Net Assets:
Beginning of year	94,514,112	113,875,880
End of year	$98,919,462	$94,514,112

See Notes to Financial Statements.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.88	$11.89	$10.65	$10.29	$11.46

Income (loss) from operations:
Net investment income	0.33	0.34	0.33	0.32	0.30
Net realized and unrealized gain (loss)	0.38	(1.02)	1.02	0.04	(1.46)
Total income (loss) from operations	0.71	(0.68)	1.35	0.36	(1.16)

Less distributions from:
Net investment income	(0.04)	(0.31)	—	—	—
Net realized gains	—	(0.02)	(0.11)	—	(0.01)
Total distributions	(0.04)	(0.33)	(0.11)	—	(0.01)

Net asset value, end of year	$11.55	$10.88	$11.89	$10.65	$10.29
Total return[2]	6.53%	(5.76)%	12.64%	3.50%	(10.14)%

Net assets, end of year (000s)	$5,724	$8,036	$11,582	$13,572	$15,498

Ratios to average net assets:
Gross expenses	1.22%[3]	1.22%	1.13%	1.05%[3]	1.02%[3]
Net expenses[4,5]	1.00 [3]	1.00	0.98	0.96 [3]	1.00 [3]
Net investment income	2.99	2.94	2.88	2.91	2.77

Portfolio turnover rate	90%	49%	78%	48%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.62	$11.62	$10.49	$10.22	$11.46

Income (loss) from operations:
Net investment income	0.25	0.27	0.24	0.23	0.22
Net realized and unrealized gain (loss)	0.36	(1.01)	1.00	0.04	(1.45)
Total income (loss) from operations	0.61	(0.74)	1.24	0.27	(1.23)

Less distributions from:
Net investment income	—	(0.24)	—	—	—
Net realized gains	—	(0.02)	(0.11)	—	(0.01)
Total distributions	—	(0.26)	(0.11)	—	(0.01)

Net asset value, end of year	$11.23	$10.62	$11.62	$10.49	$10.22
Total return[2]	5.74%	(6.44)%	11.79%	2.64%	(10.75)%

Net assets, end of year (000s)	$78	$155	$80	$84	$147

Ratios to average net assets:
Gross expenses	2.02%[3]	2.03%	2.08%	2.03%[3]	1.81%[3]
Net expenses[4,5]	1.75 [3]	1.75	1.75	1.75 [3]	1.75 [3]
Net investment income	2.26	2.47	2.10	2.13	1.95

Portfolio turnover rate	90%	49%	78%	48%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.89	$11.91	$10.66	$10.31	$11.47

Income (loss) from operations:
Net investment income	0.33	0.35	0.33	0.31	0.30
Net realized and unrealized gain (loss)	0.38	(1.03)	1.03	0.04	(1.45)
Total income (loss) from operations	0.71	(0.68)	1.36	0.35	(1.15)

Less distributions from:
Net investment income	(0.04)	(0.32)	—	—	—
Net realized gains	—	(0.02)	(0.11)	—	(0.01)
Total distributions	(0.04)	(0.34)	(0.11)	—	(0.01)

Net asset value, end of year	$11.56	$10.89	$11.91	$10.66	$10.31
Total return[2]	6.57%	(5.80)%	12.73%	3.39%	(10.04)%

Net assets, end of year (000s)	$25,074	$24,182	$19,174	$15,733	$8,536

Ratios to average net assets:
Gross expenses	1.28%[3]	1.30%	1.25%	1.12%	1.15%[3]
Net expenses[4,5]	1.00 [3]	1.00	0.98	0.99	1.00 [3]
Net investment income	2.98	3.03	2.88	2.88	2.68

Portfolio turnover rate	90%	49%	78%	48%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.79	$11.80	$10.59	$10.27	$11.46

Income (loss) from operations:
Net investment income	0.31	0.30	0.30	0.29	0.27
Net realized and unrealized gain (loss)	0.36	(1.00)	1.02	0.03	(1.45)
Total income (loss) from operations	0.67	(0.70)	1.32	0.32	(1.18)

Less distributions from:
Net investment income	(0.02)	(0.29)	—	—	—
Net realized gains	—	(0.02)	(0.11)	—	(0.01)
Total distributions	(0.02)	(0.31)	(0.11)	—	(0.01)

Net asset value, end of year	$11.44	$10.79	$11.80	$10.59	$10.27
Total return[2]	6.24%	(6.03)%	12.43%	3.12%	(10.31)%

Net assets, end of year (000s)	$12	$98	$125	$23	$20

Ratios to average net assets:
Gross expenses	1.65%[3]	1.68%	1.44%[3]	1.58%	1.42%
Net expenses[4,5]	1.25 [3]	1.25	1.25 [3]	1.25	1.25
Net investment income	2.82	2.65	2.56	2.61	2.49

Portfolio turnover rate	90%	49%	78%	48%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.97	$11.99	$10.70	$10.32	$11.46

Income (loss) from operations:
Net investment income	0.36	0.37	0.36	0.35	0.33
Net realized and unrealized gain (loss)	0.38	(1.03)	1.04	0.03	(1.46)
Total income (loss) from operations	0.74	(0.66)	1.40	0.38	(1.13)

Less distributions from:
Net investment income	(0.06)	(0.34)	—	—	—
Net realized gains	—	(0.02)	(0.11)	—	(0.01)
Total distributions	(0.06)	(0.36)	(0.11)	—	(0.01)

Net asset value, end of year	$11.65	$10.97	$11.99	$10.70	$10.32
Total return[2]	6.80%	(5.55)%	13.05%	3.68%	(9.88)%

Net assets, end of year (000s)	$30,696	$26,234	$45,598	$67,977	$171,793

Ratios to average net assets:
Gross expenses	0.95%[3]	0.94%	0.90%[3]	0.83%[3]	0.81%[3]
Net expenses[4,5]	0.75 [3]	0.75	0.75 [3]	0.74 [3]	0.75 [3]
Net investment income	3.22	3.15	3.12	3.15	2.99

Portfolio turnover rate	90%	49%	78%	48%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.99	$12.01	$10.71	$10.32	$11.45

Income (loss) from operations:
Net investment income	0.38	0.39	0.37	0.36	0.34
Net realized and unrealized gain (loss)	0.37	(1.04)	1.04	0.03	(1.46)
Total income (loss) from operations	0.75	(0.65)	1.41	0.39	(1.12)

Less distributions from:
Net investment income	(0.07)	(0.35)	—	—	—
Net realized gains	—	(0.02)	(0.11)	—	(0.01)
Total distributions	(0.07)	(0.37)	(0.11)	—	(0.01)

Net asset value, end of year	$11.67	$10.99	$12.01	$10.71	$10.32
Total return[2]	6.87%	(5.44)%	13.14%	3.78%	(9.80)%

Net assets, end of year (000s)	$37,336	$35,808	$37,317	$17,542	$22,349

Ratios to average net assets:
Gross expenses	0.84%[3]	0.84%	0.81%[3]	0.74%[3]	0.67%[3]
Net expenses[4,5]	0.65 [3]	0.65	0.65 [3]	0.65 [3]	0.65 [3]
Net investment income	3.33	3.32	3.18	3.09	3.09

Portfolio turnover rate	90%	49%	78%	48%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — International Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

28	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$54,622,749	—	$54,622,749
U.S. Government & Agency Obligations	—	21,998,129	—	21,998,129
Corporate Bonds & Notes	—	18,939,578	—	18,939,578
Total Long-Term Investments	—	95,560,456	—	95,560,456
Short-Term Investments†	$4,195,018	—	—	4,195,018
Total Investments	$4,195,018	$95,560,456	—	$99,755,474
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$1,187,581	—	$1,187,581
Total	$4,195,018	$96,748,037	—	$100,943,055

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$482,178	—	$482,178

†	See Schedule of Investments for additional detailed categorizations.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract.

30	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

32	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $482,178. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $150,000, which could be used to reduce the required payment.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 70% of the net management fee.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.00%, 1.75%, 1.00%, 1.25%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

34	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $205,426.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2020	$17,232	$227	$45,601	$104	$73,212	$31,772
Expires December 31, 2021	24,815	476	65,171	448	67,300	72,943
Expires December 31, 2022	13,372	340	65,217	271	56,441	69,785
Total fee waivers/expense reimbursements subject to recapture	$55,419	$1,043	$175,989	$823	$196,953	$174,500

For the year ended December 31, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
LMPFA recaptured	$2,841	$10	$914	$3	$1,181	$1,953

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$126
CDSCs	—

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$39,357,457	$44,928,049
Sales	52,288,957	25,707,312

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$102,912,682	$1,147,107	$(4,304,315)	$(3,157,208)
Forward foreign currency contracts	—	1,187,581	(482,178)	705,403

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,187,581

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$482,178

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

36	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(2,436,310)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$849,031

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$40,314,992
Forward foreign currency contracts (to sell)	10,407,590

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$23,111	$(66,986)	$(43,875)	—	$(43,875)
Citibank N.A.	533,561	(64,379)	469,182	—	469,182
Goldman Sachs Group Inc.	200,402	—	200,402	—	200,402
HSBC Securities Inc.	276,022	(336,655)	(60,633)	$150,000	89,367
JPMorgan Chase & Co.	43,005	—	43,005	—	43,005
Morgan Stanley & Co. Inc.	111,480	(14,158)	97,322	—	97,322
Total	$1,187,581	$(482,178)	$705,403	$150,000	$855,403

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$15,242	$5,535
Class C	1,268	229
Class FI	58,930	45,129
Class R	336	213
Class I	—	32,634
Class IS	—	1,902
Total	$75,776	$85,642

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$13,372
Class C	340
Class FI	65,217
Class R	271
Class I	56,441
Class IS	69,785
Total	$205,426

38	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class A	$19,674	$306,168
Class C	—	4,597
Class FI	92,939	641,337
Class R	164	2,644
Class I	151,513	988,391
Class IS	235,712	1,156,890
Total	$500,002	$3,100,027

Net Realized Gains:
Class A	—	$18,457
Class C	—	367
Class FI	—	32,175
Class R	—	168
Class I	—	54,800
Class IS	—	61,687
Total	—	$167,654

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	48,899	$546,139	174,962	$2,065,956
Shares issued on reinvestment	1,749	19,588	24,565	274,861
Shares repurchased	(293,769)	(3,272,989)	(434,777)	(4,825,720)
Net decrease	(243,121)	$(2,707,262)	(235,250)	$(2,484,903)
Class C
Shares sold	257	$2,800	13,384	$157,176
Shares issued on reinvestment	—	—	456	4,964
Shares repurchased	(7,907)	(86,375)	(6,152)	(65,223)
Net increase (decrease)	(7,650)	$(83,575)	7,688	$96,917

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class FI
Shares sold	418,869	$4,645,304	1,887,909	$21,488,573
Shares issued on reinvestment	8,285	92,939	60,349	673,512
Shares repurchased	(478,284)	(5,326,124)	(1,338,034)	(15,264,643)
Net increase (decrease)	(51,130)	$(587,881)	610,224	$6,897,442
Class R
Shares sold	430	$4,726	619	$7,195
Shares issued on reinvestment	15	164	254	2,812
Shares repurchased	(8,537)	(94,625)	(2,352)	(27,768)
Net decrease	(8,092)	$(89,735)	(1,479)	$(17,761)
Class I
Shares sold	1,730,189	$19,461,655	1,172,250	$13,629,241
Shares issued on reinvestment	13,402	151,513	89,984	1,016,407
Shares repurchased	(1,500,579)	(16,750,190)	(2,674,419)	(30,928,810)
Net increase (decrease)	243,012	$2,862,978	(1,412,185)	$(16,283,162)
Class IS
Shares sold	667,246	$7,531,289	1,065,772	$12,584,315
Shares issued on reinvestment	18,284	207,087	98,571	1,114,101
Shares repurchased	(746,282)	(8,400,598)	(1,012,969)	(11,691,491)
Net increase (decrease)	(60,752)	$(662,222)	151,374	$2,006,925

8. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended December 31, 2019, the Fund incurred a commitment fee in the amount of $3,625. The Fund did not utilize the Redemption Facility during the year ended December 31, 2019.

40	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$500,002	$3,100,073
Net long-term capital gains	—	167,608
Total distributions paid	$500,002	$3,267,681

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(4,494,294)
Other book/tax temporary differences(a)	(1,097,860)
Unrealized appreciation (depreciation)(b)	(2,440,666)
Total distributable earnings (loss) — net	$(8,032,820)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the deferral of certain late year losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

11. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	41

Notes to financial statements (cont’d)

conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

42	BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — International Opportunities Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — International Opportunities Bond Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

BrandywineGLOBAL — International Opportunities Bond Fund 2019 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At its November 2019 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Brandywine Global Investment Management, LLC (the “Subadviser”). (The Management Agreement and Subadvisory Agreement are jointly referred to as the “Agreements.”) The Board met on October 11, 2019 and received a presentation from senior Fund management that reviewed the information provided by the Manager and the Subadviser. At such October meeting the trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), separately met, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Subadviser to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 7, 2019. The Board, including the Independent Trustees, at its November 2019 meeting, reviewed and evaluated the materials, including supplemental materials, provided to assist the Board in considering continuation of the Agreements.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and Subadvisory Agreement, respectively. The Board also considered the Manager’s supervisory activities over the Subadviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Subadviser and the Fund’s other service providers and the services rendered by the Subadviser. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board considered that on a regular

44	BrandywineGLOBAL — International Opportunities Bond Fund

basis it received and reviewed information from the Manager and the Fund’s Chief Compliance Officer regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act for the funds in the Legg Mason fund complex, including cybersecurity programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board considered the Manager’s commitment to providing effective and efficient investment management and shareholder services. The Board also considered the Subadviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollar usage and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark index. The Board noted that although useful, the data provided by Broadridge may vary depending on the fiscal year-end dates selected and the selection of a peer group. In addition, the Board noted that it had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark index, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted that the Fund’s performance for the three- and five-year periods ended June 30, 2019 placed the Class I Shares in the third quintile (the first quintile being the best performers and the fifth quintile being the worst performers) and the Fund’s performance for the one-year period ended June 30, 2019 placed the Class I Shares in the fifth quintile. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Subadviser, respectively. The Board reviewed the subadvisory fee, noting that the Manager, and

BrandywineGLOBAL — International Opportunities Bond Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

not the Fund, pays the fee to the Subadviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”). The Board also considered that the contractual expense waiver had been extended to December 31, 2021.

The Board also reviewed information regarding the fees the Manager and the Subadviser charged any of their U.S. clients that were included in the same performance composite as the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class I Shares the Contractual and Actual Management Fees were lower than the median of the Broadridge expense group (first quintile) and the actual total expense ratio was higher than the Broadridge expense group median (third quintile) and the expense universe median (fourth quintile) (the first quintile being the lowest fees and the fifth quintile being the highest fees). The Board also reviewed the expense ratios for Class FI and Class IS Shares of the Fund.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2019 and 2018 (which corresponds to Legg Mason’s fiscal year end). The Board also received certain information showing historical profitability for fiscal years 2015 through 2019. The Board received a report from the independent consultant engaged by Legg Mason in February 2019 to assess the methodologies used by Legg Mason for its profitability study. The Board considered the profitability study along with the other materials previously provided to the Board and concluded that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown and whether the Fund has appropriately benefited from any economies of scale. Among other information, the Board reviewed management fee reductions due to waivers during the Manager’s 2015 through 2019 fiscal years. Given the asset size of the Fund and the

46	BrandywineGLOBAL — International Opportunities Bond Fund

complex, as well as the fee waivers, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, enhanced industry recognition and the potential for reduced vendor pricing. The Board also considered the information provided by the Manager regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Contractual and Actual Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

BrandywineGLOBAL — International Opportunities Bond Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — International Opportunities Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the Institute of Medicine (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of Cheyne Capital International Limited (investment advisory firm) (since 2005); formerly, Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

48	BrandywineGLOBAL — International Opportunities Bond Fund

Independent Trustees† (cont’d)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

BrandywineGLOBAL — International Opportunities Bond Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (since 2008)

50	BrandywineGLOBAL — International Opportunities Bond Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	142
Other board memberships held by Trustee during the past five years	None

Additional Officers

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

BrandywineGLOBAL — International Opportunities Bond Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

52	BrandywineGLOBAL — International Opportunities Bond Fund

Additional Officers (cont’d)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — International Opportunities Bond Fund	53

BrandywineGLOBAL —

International Opportunities Bond Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — International Opportunities Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — International Opportunities Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — International Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012200 2/20 SR20-3816

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $335,324 in December 31, 2018 and $211,015 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $12,000 in December 31, 2018 and $0 in December 31, 2019, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $678,000 in December 31, 2018 and $657,336 in December 31, 2019.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 28, 2020